SECURITIES AND
                               EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 7, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission               IRS Employer
jurisdiction                    File Number              Identification
of incorporation                                         Number

Delaware                          1-3492                 No. 75-2677995

                               4100 Clinton Drive
                           Houston, Texas 77020-6299
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 713-676-3011

         INFORMATION TO BE INCLUDED IN REPORT

Item 9.  Regulation FD Disclosure

         On November 7, 2002 registrant issued a press release entitled "Halliburton Announces Third Quarter Results."

         The text of the press release is as follows:

                   HALLIBURTON ANNOUNCES THIRD QUARTER RESULTS


HOUSTON - Halliburton (NYSE:HAL) announced today that third quarter 2002 net income and income from continuing operations were $94 million or $0.22 per diluted share. There were two items impacting continuing operations for the quarter on an after-tax basis: $18 million loss primarily related to the cumulative translation adjustment (CTA) on the sale of an investment in Bredero-Shaw, and $7 million related to the previously announced restructuring. Excluding these items, 2002 third quarter net income from continuing operations was $119 million, or $0.28 per diluted share. Tables reconciling as reported amounts to pro forma amounts used in this press release are attached. Third quarter 2001 income from continuing operations was $181 million.

Revenues from continuing operations were $3 billion in the 2002 third quarter, down 12 percent from a year ago and down eight percent sequentially. Operating income was $191 million. Pro forma operating income was $220 million for the quarter, down 38 percent from last year and up 37 percent sequentially. Reduced gas drilling activities in the United States and Canada resulted in lower year-over-year revenues and profit margins. The increase in operating income was primarily due to income on integrated solutions projects during the third quarter 2002 compared to losses on integrated solutions projects in the second quarter 2002.

"I am very pleased with our performance in the face of soft industry conditions and as compared with our peers," said Dave Lesar, chairman, president and chief executive officer, Halliburton. "We bolstered liquidity through the sale of non-core assets and cash flow from operations. Third quarter results also benefited from our corporate reorganization through reduced costs and efficiencies in operations."

Corporate Reorganization

The reorganization announced in the first quarter of 2002 is moving toward completion as expected. The separation of the Energy Services and the Engineering and Construction Groups into two operating subsidiary groups is largely complete and is expected to be concluded by the end of this year. We incurred after-tax restructuring charges of $7 million this quarter.

2002 Third Quarter Segment Results

The Energy Services Group posted third quarter revenues of $1.7 billion, representing a five percent decrease in revenues sequentially. The sequential decrease is attributable to our contribution of Halliburton Subsea assets to Subsea 7. These previously consolidated assets and results of operations are now reported on the equity method. Halliburton Energy Services' third quarter revenues were flat sequentially.

Operating income for the third quarter for the Energy Services Group was $200 million. Energy Services Group pro forma operating income was $223 million, an increase of 33 percent sequentially. Halliburton Energy Services' pro forma operating income was $200 million, up 27 percent sequentially. These sequential increases were due to income on integrated solutions projects during the third quarter compared to losses on integrated solutions projects in the second quarter. Surface/Subsea and Landmark also showed incremental improvements in operating income sequentially.

The Engineering and Construction Group's third quarter revenues were $1.3 billion, down 12 percent sequentially, primarily in offshore and government services operations. Pro forma operating income for the third quarter 2002 was $14 million, up $5 million from the previous quarter.

Backlog

Backlog for the Company as of September 30, 2002, was $10 billion, up from $9.8 billion at the beginning of the quarter.

General Corporate

General corporate costs of $21 million in the third quarter 2002 include $4 million in expenses related to the recent reorganization.

Technology and Significant Achievements

Halliburton had a number of advances in technology and new contract awards including:

- The U.S. Department of Energy's Los Alamos National Laboratory selected the team led by KBR as the new site support services contractor. The contract, which includes a five-year base period, with five, one-year options, has an approximate annual value of $145 million. KBR, in a joint venture with the Shaw Group, Inc. and Los Alamos Technical Associates, will function as a subcontractor to the Regents of the University of California, which operates the Laboratory.

- Halliburton Energy Services was awarded a $44 million contract by PEMEX Exploracion y Produccion to supply drill bits and directional drilling, measurement-while-drilling, and logging-while-drilling services for the Cantarell Bloque Sur Field project.

- Halliburton Energy Services advanced its reservoir performance monitoring solutions through two investments in the fiber optic sensing field. Halliburton Energy Services acquired the operations of Pruett Industries, Inc., an industry leader in wellbore permanent monitoring and fiber optic sensor installations. Halliburton Energy Services also acquired an equity position in Prime Photonics LC, a leading company engaged in research and development and commercialization of fiber optic sensors for harsh environments.

- Halliburton Energy Services' Sperry-Sun product service line and Norsk Hydro recently successfully developed and installed the world's first trilateral TAML (Technology Advancement for Multilaterals) level 5 well from a semi-submersible with the ITBS(TM) isolated tie-back system. The project was completed under budget and with a total completion time for both junctions of 6.8 days.

- KBR was awarded a cost reimbursable, design-build contract valued in excess of $100 million for construction of the new U.S. Embassy compound in Kabul, Afghanistan. In addition, the U.S. Department of State awarded KBR two contracts for security upgrades and general construction work at multiple facilities.

- Halliburton Energy Services' Security DBS product service line was awarded a two-year agreement with Shell International Exploration and Production for the global supply of drill bits and related services.

- Landmark Graphics will continue to use PetroBank for the operation of the largest and most successful national data bank in the oil and gas industry. The Norwegian Petroleum Directorate and the DISKOS consortium of 16 multi-national E&P companies currently store and access over 50 terabytes of data using Landmark's PetroBank technology with its unique network-based, multi-client capabilities.

- Landmark Graphics Corporation was awarded new contracts with Petrobras, Anadarko Petroleum Corporation, Newfield Exploration, and Tullow Oil. Petrobras will be using Landmark's drilling software for planning, executing and analyzing its well construction processes. Landmark's ground breaking data hosting contract with Anadarko will provide an integrated suite of seismic and geological software applications, utilities and subsurface data for a deepwater Gulf of Mexico project.

Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy

Services Group and Engineering and Construction Group business segments. The company's World Wide Web site can be accessed at www.halliburton.com.

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the Company's control, which could cause actual results of operations to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the risks of judgments against the Company's subsidiaries and predecessors in asbestos litigation currently on appeal, the inability of insurers for asbestos exposures to pay claims; future asbestos claims defense and settlement costs, other litigation and proceedings, including shareholder lawsuits, securities laws inquiries, contract disputes, patent infringements and environmental matters, changes in government regulations and adverse reaction to scrutiny involving the Company; political risks, including the risks of unsettled political conditions, war and the effects of terrorism, foreign operations and foreign exchange rates and controls; liquidity risks, including the risks of potential reductions in debt ratings, access to credit, availability and costs of financing and ability to raise capital; weather-related risks; customer risks, including the risks of changes in capital spending and claims negotiations; industry risks, including the risks of changes that affect the demand for or price of oil and/or gas, structural changes in the industries in which the Company operates, risks of fixed-fee projects and risks of complex business arrangements; systems risks, including the risks of successful development and installation of financial systems; and personnel and merger/reorganization/disposition risks, including the risks of increased competition for employees, successful integration of acquired businesses, effective restructuring efforts and successful completion of planned dispositions. Please see Halliburton's Form 10-K for the year ended December 31, 2001 and Form 10-Q for the quarter ended June 30, 2002 for a more complete discussion of such risk factors.

                                                          HALLIBURTON COMPANY
                                                   Consolidated Statements of Income
                                                              (Unaudited)

                                                           Quarter Ended                Nine Months Ended
                                                           September 30                    September 30
                                                    ----------------------------    ---------------------------
                                                       2002            2001            2002            2001
                                                    ------------    ------------    ------------    -----------
                                                            Millions of dollars except per share data
Revenues
Energy Services Group                                $   1,677        $ 2,098        $   5,122        $ 5,898
Engineering and Construction Group                       1,305          1,293            4,102          3,976
                                                    ------------    ------------    ------------    -----------
    Total revenues                                   $   2,982        $ 3,391        $   9,224        $ 9,874
                                                    ============    ============    ============    ===========

Operating income
Energy Services Group                                $     200        $   321        $     439        $   778
Engineering and Construction Group                          12             36             (496)            84
General corporate                                          (21)           (15)             (34)           (50)
                                                    ------------    ------------    ------------    -----------
    Total operating income (loss)                          191            342              (91)           812

Interest expense                                           (29)           (34)             (91)          (115)
Interest income                                              8              8               24             18
Foreign currency gain (losses), net                          1             (2)             (12)            (6)
Other, net                                                   -              -                2              -
                                                    ------------    ------------    ------------    -----------
Income (loss) from continuing operations before
    income taxes, minority interests, and change
    in accounting method                                   171            314             (168)           709
(Provision) benefit for income taxes                       (72)          (126)             (31)          (285)
Minority interest in net income of subsidiaries             (5)            (7)             (15)           (14)
                                                    ------------    ------------    ------------    -----------
Income (loss) from continuing operations
    before change in accounting method, net                 94            181             (214)           410
Discontinued operations, net
    Income (loss) from discontinued operations               -             (2)            (168)           (40)
    Gain on disposal of discontinued operations              -              -                -            299
                                                    ------------    ------------    ------------    -----------
    Income (loss) from discontinued operations               -             (2)            (168)           259
                                                    ------------    ------------    ------------    -----------
Cumulative effect of change in accounting
    method, net                                              -              -                -              1
                                                    ------------    ------------    ------------    -----------
Net income (loss)                                    $      94        $   179        $    (382)       $   670
                                                    ============    ============    ============    ===========

Basic income per share:
Continuing operations                                $    0.22        $  0.42        $   (0.49)        $ 0.96
Discontinued operations, net
    Income (loss) from discontinued operations               -              -            (0.39)         (0.09)
    Gain on disposal of discontinued operations              -              -                -           0.70
                                                    ------------    ------------    ------------    -----------
    Income (loss) from discontinued operations               -              -            (0.39)          0.61
                                                    ------------    ------------    ------------    -----------
Net income (loss)                                    $    0.22        $  0.42        $   (0.88)       $  1.57
                                                    ============    ============    ============    ===========

Diluted income per share:
Continuing operations                                $    0.22        $  0.42        $   (0.49)       $  0.95
Discontinued operations, net
    Income (loss) from discontinued operations               -              -            (0.39)         (0.09)
    Gain on disposal of discontinued operations              -              -                -           0.70
                                                    ------------    ------------    ------------    -----------
    Income (loss) from discontinued operations               -              -            (0.39)          0.61
                                                    ------------    ------------    ------------    -----------
Net income (loss)                                    $    0.22        $  0.42        $   (0.88)       $  1.56
                                                    ============    ============    ============    ===========

Basic average common shares outstanding                    432            428              432            427
Diluted average common shares outstanding                  434            429              432            430

                                                          HALLIBURTON COMPANY
                                      Reconciliation of As Reported Results to Pro Forma Results
                                                 Three months ended September 30, 2002
                                                              (Unaudited)


                                                                                                 Net
                                                Operating    Other Income/                  Income/(loss)    Earnings/ (loss)
                                                 Income/      (Expense) -    (Provision)         from         per Share from
                                                 (loss),      (including     Benefit for      Continuing        Continuing
                                                 Pretax        interest)        Taxes        Operations *       Operations
                                               --------------------------------------------------------------------------------
Pro forma results (excluding items below):        $  220        $  (20)         $  (76)        $  119            $  0.28
     Loss on equity investment                       (18)            -               -            (18)             (0.04)
     Restructuring costs                             (11)            -               4             (7)             (0.02)
                                               --------------------------------------------------------------------------------
As reported                                       $  191        $  (20)         $  (72)        $   94            $  0.22
                                               ================================================================================

     * As reported and pro forma basis net income from continuing operations includes $5 million in expense due to minority interest.





                                                          HALLIBURTON COMPANY
                                      Reconciliation of As Reported Results to Pro Forma Results
                                                 Nine months ended September 30, 2002
                                                              (Unaudited)


                                                Operating    Other Income/                        Net         Earnings/ (loss)
                                                 Income/      (Expense) -    (Provision)     Income/(loss)     per Share from
                                                 (loss),      (including     Benefit for    from Continuing      Continuing
                                                 Pretax        interest)        Taxes        Operations *        Operations
                                               ---------------------------------------------------------------------------------
        Pro forma results (excluding
           below items):                          $  557        $  (76)         $ (186)        $  280             $  0.65
             Sale of EMC                             108             3             (43)            68                0.16
             Patent lawsuit                          (98)           (4)             40            (62)              (0.14)
             Highlands receivable write-off          (80)            -              31            (49)              (0.11)
             Demutualization of an
                insurance company                     28             -             (11)            17                0.04
             Restructuring costs                     (78)            -              30            (48)              (0.12)
             Brazil project loss                    (119)            -              46            (73)              (0.17)
             Asbestos charge                        (330)            -              62           (268)              (0.62)
             Loss on equity investment               (79)            -               -            (79)              (0.18)
                                               ---------------------------------------------------------------------------------
        As reported                               $  (91)       $  (77)         $  (31)        $ (214)            $ (0.49)
                                               =================================================================================

     * As reported and pro forma basis net income from continuing operations includes $15 million in expense due to minority interest.

                                                          HALLIBURTON COMPANY
                                  Reconciliation of As Reported Segment Results to Pro Forma Results
                                                 Three months ended September 30, 2002
                                                              (Unaudited)


                                                                                            Operating
                                    Energy Services     Engineering and                   Income/(loss),
                                         Group        Construction Group    Corporate         Pretax
                                   ------------------------------------------------------------------------
Pro forma results (excluding
  below items):                        $  223               $   14            $  (17)        $  220
     Loss on equity investment            (18)                   -                 -            (18)
     Restructuring costs                   (5)                  (2)               (4)           (11)
                                   ------------------------------------------------------------------------
As reported                            $  200               $   12            $  (21)        $  191
                                   ========================================================================





                                                          HALLIBURTON COMPANY
                                  Reconciliation of As Reported Segment Results to Pro Forma Results
                                                 Nine months ended September 30, 2002
                                                              (Unaudited)


                                                                                                Operating
                                       Energy Services     Engineering and                    Income/(loss),
                                            Group         Construction Group    Corporate         Pretax
                                      -------------------------------------------------------------------------
Pro forma results (excluding
  below items):                           $  555               $   49             $  (47)        $  557
     Sale of EMC                             108                    -                  -            108
     Patent lawsuit                          (98)                   -                  -            (98)
     Highlands receivable write-off            -                  (80)                 -            (80)
     Demutualization of an
        insurance company                      -                    -                 28             28
     Restructuring costs                     (47)                 (16)               (15)           (78)
     Brazil project loss                       -                 (119)                 -           (119)
     Asbestos charge                           -                 (330)                 -           (330)
     Loss on equity investment               (79)                   -                  -            (79)
                                      -------------------------------------------------------------------------
As reported                               $  439               $ (496)            $  (34)        $  (91)
                                      =========================================================================

                                                          HALLIBURTON COMPANY
                                      Reconciliation of As Reported Results to Pro Forma Results
                                                   Three months ended June 30, 2002
                                                              (Unaudited)


                                                                                             Net          Earnings/
                                           Operating     Other Income/                  Income/(loss)    (loss) per
                                            Income/       (Expense) -     (Provision)        from        Share from
                                            (loss),       (including      Benefit for     Continuing     Continuing
                                            Pretax         interest)         Taxes       Operations *    Operations
                                         -----------------------------------------------------------------------------
Pro forma results (excluding
   below items):                            $  161          $  (25)         $  (53)         $   78          $  0.18
     Restructuring costs                       (56)              -              22             (34)           (0.08)
     Brazil project loss                      (119)              -              46             (73)           (0.17)
     Asbestos charge                          (330)              -              62            (268)           (0.62)
     Impairment of equity investment           (61)              -               -             (61)           (0.14)
                                         -----------------------------------------------------------------------------
As reported                                 $ (405)         $  (25)         $   77          $ (358)         $ (0.83)
                                         =============================================================================

     * As reported and pro forma basis net income from continuing operations includes $5 million in expense due to minority interest.





                                                          HALLIBURTON COMPANY
                                  Reconciliation of As Reported Segment Results to Pro Forma Results
                                                   Three months ended June 30, 2002
                                                              (Unaudited)


                                                                                                 Operating
                                          Energy Services     Engineering and                  Income/(loss),
                                               Group         Construction Group    Corporate       Pretax
                                         ---------------------------------------------------------------------
Pro forma results (excluding
  below items):                              $  168               $    9             $  (16)        $  161
     Restructuring costs                        (37)                 (10)                (9)           (56)
     Brazil project loss                          -                 (119)                 -           (119)
     Asbestos charge                              -                 (330)                 -           (330)
     Impairment of equity investment            (61)                   -                  -            (61)
                                         ---------------------------------------------------------------------
As reported                                  $   70               $ (450)            $  (25)        $ (405)
                                         =====================================================================

                                                          HALLIBURTON COMPANY
                                      Reconciliation of As Reported Results to Pro Forma Results
                                                 Three months ended September 30, 2001
                                                              (Unaudited)


                                                                                       Net          Earnings/
                                                    Other Income/                 Income/(loss)     (loss) per
                                    Operating        (Expense) -     (Provision)       from         Share from
                                 Income/ (loss),      (including       Benefit      Continuing      Continuing
                                     Pretax           interest)       for Taxes    Operations *     Operations
                                ---------------------------------------------------------------------------------
Pro forma results (excluding
   below items):                  $   354              $  (28)         $  (129)        $ 190          $  0.44
     Asbestos charge                   (3)                  -                1            (2)               -
     Goodwill amortization             (9)                  -                2            (7)           (0.02)
                                ---------------------------------------------------------------------------------
As reported                       $   342              $  (28)         $  (126)        $ 181          $  0.42
                                =================================================================================

* As reported and pro forma basis net income from continuing operations includes $7 million in expense due to minority interest.





                                                          HALLIBURTON COMPANY
                                      Reconciliation of As Reported Results to Pro Forma Results
                                                 Nine months ended September 30, 2001
                                                              (Unaudited)


                                                                                        Net          Earnings/
                                                    Other Income/                  Income/(loss)     (loss) per
                                    Operating        (Expense) -     (Provision)        from         Share from
                                 Income/ (loss),      (including     Benefit for     Continuing      Continuing
                                      Pretax          interest)         Taxes       Operations *     Operations
                                 ---------------------------------------------------------------------------------
Pro forma results (excluding
    below items):                  $   852             $ (103)         $  (294)         $ 441          $  1.02
      Asbestos charge                   (8)                 -                3             (5)           (0.01)
      Goodwill amortization            (32)                 -                6            (26)           (0.06)
                                 ------------------------------------------------- -------------------------------
As reported                        $   812             $ (103)         $  (285)         $ 410          $  0.95
                                 =================================================================================

* As reported and pro forma basis net income from continuing operations includes $14 million in expense due to minority interest.

                                                          HALLIBURTON COMPANY
                                  Reconciliation of As Reported Segment Results to Pro Forma Results
                                                 Three months ended September 30, 2001
                                                              (Unaudited)

                                                                                            Operating
                                  Energy Services     Engineering and                    Income/(loss),
                                       Group         Construction Group    Corporate         Pretax
                                 --------------------------------------------------------------------------
Pro forma results (excluding
    below items):                    $  328               $   41            $   (15)         $  354
      Asbestos charge                     -                   (3)                 -              (3)
      Goodwill amortization              (7)                  (2)                 -              (9)
                                 --------------------------------------------------------------------------
As reported                          $  321               $   36            $   (15)         $  342
                                 ==========================================================================





                                                          HALLIBURTON COMPANY
                                  Reconciliation of As Reported Segment Results to Pro Forma Results
                                                 Nine months ended September 30, 2001
                                                              (Unaudited)


                                                                                             Operating
                                  Energy Services     Engineering and                     Income/(loss),
                                       Group         Construction Group    Corporate          Pretax
                                 ---------------------------------------------------------------------------
Pro forma results (excluding
    below items):                    $  797               $  105            $   (50)          $  852
      Asbestos charge                     -                   (8)                 -               (8)
      Goodwill amortization             (19)                 (13)                 -              (32)
                                 ---------------------------------------------------------------------------
As reported                          $  778               $   84            $   (50)          $  812
                                 ===========================================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HALLIBURTON COMPANY




Date:     November 7, 2002       By: /s/ Susan S. Keith
                                   --------------------------------------------
                                         Susan S. Keith
                                         Vice President and Assistant Secretary